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                                                                  EXHIBIT 10.302

                           LICENSE AGREEMENT AMENDMENT


         This amendment ("Amendment") is effective this 23 day of April 1998, between The Regents of the University of California, a
California corporation having statewide administrative headquarters at 300 Lakeside Drive, 22nd Floor, Oakland, California 94612-3550, said headquarters to be moved as of April 24, 1998, to 1111 Franklin Street, 5th Floor, Oakland, CA 94607-5200 ("The Regents") and Cygnus, Inc., a California corporation, having a principal place of business at 400 Penobscot Drive, Redwood City, California 94603 ("Licensee").


                                    RECITALS
         A. The Regents and the Licensee entered into an exclusive license agreement effective January 31, 1995 (UC Control No. 95-04-0565), relating to a "Device for Iontophoretic Non-invasive Sampling or Delivery of Substances" disclosed under UC Case No. 87-162 ("Agreement"), granting to the Licensee an exclusive license to make, have made, use, sell and distribute Licensed Products and to practice the Licensed Method under Regents' Patent Rights (as defined in the Agreement).

         B. [CONFIDENTIAL TREATMENT REQUESTED];"

         C. The Licensee has requested (pursuant to its letter to The Regents of March 3, 1998) such an extension, and The Regents has agreed to grant a [CONFIDENTIAL TREATMENT REQUESTED]extension under the terms and Provisions of this Amendment.
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         1. Therefore, in view of the foregoing, The Regents and the Licensee agree to [CONFIDENTIAL TREATMENT REQUESTED]

         2. [CONFIDENTIAL TREATMENT REQUESTED] as follows:

            a.  [CONFIDENTIAL TREATMENT REQUESTED];

            b.  [CONFIDENTIAL TREATMENT REQUESTED]

            c.  [CONFIDENTIAL TREATMENT REQUESTED]

         3. [CONFIDENTIAL TREATMENT REQUESTED]

         The parties have executed this Amendment by their respective and duly authorized officers, as evidenced by the signatures below.

CYGNUS, INC.                               THE REGENTS OF THE UNIVERSITY
                                           OF CALIFORNIA


By       /s/ John C. Hodgman               By  /s/ David J. Aston
  -----------------------------------        -----------------------------------
                  (SIGNATURE)                           (SIGNATURE)

Name     John C. Hodgman                   Name:   David J. Aston
    ---------------------------------
                (PLEASE PRINT)

Title President, Cygnus Diagnostics        Title:  Associate Director
     --------------------------------              Office of Technology Transfer

Date     5-1-98                            Date  5-5-98
    ---------------------------------          ---------------------------------


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